SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2009

TMST, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 North Ridgetop Road Santa Fe, New Mexico	87506
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

THORNBURG MORTGAGE, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Charter

On August 7, 2009, Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland to change the Company’s name to TMST, Inc. Under the Amended and Restated Management Agreement dated as of January 16, 2009, and deemed effective April 30, 2008, Thornburg Mortgage Advisory Corporation (“TMAC”) has the right to request the Company to cease use of the name “Thornburg” and to legally change the name of the Company to a name that does not include “Thornburg” or any approximation thereof. Following the receipt of such a request from TMAC, the Company filed a motion with the United States Bankruptcy Court for the District of Maryland (the “Bankruptcy Court”) seeking approval to change its name. Such motion was granted by the Bankruptcy Court on July 27, 2009, and the name change became effective upon the acceptance for record of the Articles of Amendment by the State Department of Assessments and Taxation of Maryland.

A copy of the Articles of Amendment filed on August 7, 2009 is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment to Bylaws

On August 11, 2009, the Board of Directors of the Company approved certain amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to provide that, unless otherwise provided by the Board of Directors or required by the Company’s charter, shares of the Company’s stock will be issued only in uncertificated form and no certificates representing shares of the Company’s stock will be issued by the Company upon the surrender to the Company of certificates representing outstanding shares of the Company’s stock. Following these amendments, the Company does not expect to issue any stock certificates. Shares of the Company’s stock will be issued in uncertificated book entry form or registered for transfer through the Direct Registration System, and stockholders generally will not be entitled to obtain physical certificates representing their shares of the Company’s stock. The amended Bylaws also eliminate provisions regarding the content and signature requirements of any certificates the Company may issue in the future, as these matters are governed by the Maryland General Corporation Law. The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws as amended on August 11, 2009, which are attached as Exhibit 3.2 hereto and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
3.1	Articles of Amendment

3.2	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMST, INC.

Date: August 12, 2009	By:	/s/ Larry A. Goldstone
Larry A. Goldstone, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
3.1	Articles of Amendment

3.2	Amended and Restated Bylaws